Economic Dependency	9 Months Ended
Sep. 30, 2021
Risks and Uncertainties [Abstract]
Economic Dependency
13. Economic Dependency
We are dependent on the Adviser and its affiliates for certain essential services, including the sale of shares of our common stock, acquisition and disposition decisions, and certain other responsibilities. If the Adviser and its affiliates are unable to provide such services, we would be required to find alternative service providers.